UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004



                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               000-32829                                 88-0470235
        (Commission File Number)              (IRS Employer Identification No.)


    1802 N. CARSON ST., NO. 212-2705,                      89701
          CARSON CITY, NEVADA                            (Zip Code)
    (principal executive offices)


                                 (775) 887-0670
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On April 30, 2004 the Registrant consummated the transactions Contemplated by that certain Joint Venture Agreement with Prize Pizza LLC, a Delaware Limited Liability Company ("Prize Pizza"), filed as an exhibit to this Current Report. The Registrant has previously reported entering into the Joint Venture Agreement with Prize Pizza by filing a Current Report on Form 8-K with the Commission on December 5, 2003.

     Pursuant to the transaction, the Registrant issued an aggregate of 25,000,000 shares of the Registrant's common stock to the three members of Prize Pizza in exchange for 60% of the net earnings and 100% revenue from the Prize Pizza Tempe, Arizona, location. The amount of consideration was determined following negotiations between the Registrant and Prize Pizza and is set forth in the Joint Venture Agreement, attached as an exhibit to this Current Report on Form 8-K.

     The foregoing description of the completed transaction is qualified in Its entirety to the full text of the Joint Venture Agreement filed as an exhibit to this Current Report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial  Statements.
               ---------------------

          None.

          (b)  Exhibits.
               --------

          The following exhibits are filed herewith:

EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
----------                     -------------------------


   10.1 Joint Venture Agreement between the Registrant and Prize Pizza, dated August 8, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004

                            PALOMAR ENTERPRISES, INC.



                            By  /s/  Steven Bonenberger
                              -------------------------------------------
                              Steven Bonenberger, President

                            PALOMAR ENTERPRISES, INC.
                            -------------------------



                             JOINT VENTURE AGREEMENT
                             -----------------------

     To                                         Date: August 8th, 2003
     Prize Pizza, LLC.
     Mr. Elmer J. Schmitz
     President

     Dear Mr. Schmitz:

This Joint Venture Agreement is set forth to consummate the transaction (the "Transaction") by and between Palomar Enterprise, Inc. ("PALR") and Prize Pizza ("PRIZE") whereby PALR shall invest in 60% of the development of PRIZE's entertainment facilities.

          1.   PALR:  Is  a publicly traded company on the NASDAQ OTC BB market,
          ---------
               trading under the ticker symbol "PALR". PALR is validly existing and in good standing order without any material debt, liability or pending or threatened litigation. PALR is in good standing order and fully reporting with the SEC and NASD.


          2.   PRIZE:  Is  a private Limited Liability Company duly incorporated
          ----------
               and validly existing under the laws of the State of Delaware. PRIZE deals primarily in the area of buffet style pizza facilities with state of the art gaming and entertainment machines for the entire family.


          3.   The Transaction:
          --------------------

               a. PRIZE shall obtain a valuation on its assets to be used in the operation of the PRIZE facility on or before September 30th, 2003.

               b.   PALR  shall  issue  to  PRIZE  restricted  common  stock  in


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                    exchange  for  60%  interest  in the revenue and earnings of
                    PRIZE. The amount of stock to be issued to PRIZE shall be determined as 60% of the valuation determined in Item 3(a) above, For Example, if the valuation is determined to be $100,000, PALR shall issue shares of restricted common stock with a fair market value at one cent per share (defined as the closing bid price on the day of execution) of $60,000 to PRIZE. In addition, PALR shall issue 12.5 million common shares to PRIZE as a concept development fee. The stock shall be issued in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended.

               c. Gross revenues will flow through PALR. Net profits will be divided 60% to PALR and 40% to PRIZE. PRIZE has the option to receive equity of PALR in lieu of cash profits. PRIZE shall pay the day to day bills.

               d. PRIZE shall be responsible for the day-to-day operations and management of PRIZE.

               e. In the event of an operational short-fall (loss) during the initial months, PRIZE shareholders agree to bridge the operations with the necessary capital until profitability is sustained. PALR agrees to compensate PRIZE shareholders with additional equity in PALR equal to 115% of the amount of bridge capital provided.

               f. Equipment provided by PRIZE shall remain the property of PRIZE.

               g. In the event of default, bankruptcy or the voluntary cessation of operations by PRIZE, PALR shall not be held responsible nor accountable for any liabilities or claims on PRIZE.

               h. Prize may elect one (1) member to serve on the Board of Directors for PALR.

               i. The lease for the first facility shall be assigned to PALR with the personal guarantee remaining with Elmer J. and Sharon M. Schmitz. In the event of cessation of operations, PALR has the right to revert the lease obligation back to PRIZE and Elmer and Sharon Schmitz.

               j. PALR and PRIZE agree to develop subsequent facilities as a joint venture upon mutual agreement. PALR has the first right of refusal for all additional facilities developed, pursuant to a separate agreement.

               k. PRIZE shall execute an Agreement with Elmer J. Schmitz's designated company for the first five (5) locations to be supplied with all necessary video/entertainment games. These agreements will represent a 50/50 split (between designated company and PRIZE) of net proceeds from games.

          4.   Confidential Information. The parties hereby acknowledge that any
          -----------------------------
               information which shall be disclosed by either party pursuant to this Agreement and/or the Transaction is a valuable proprietary asset of the disclosing party and that such disclosing party will sustain irreparable financial and business loss if such information shall be made available to any third party and/or to the general public.

5.             Expenses.  Each party shall bear it's own costs and expenses in
               --------
connection with the Transaction contemplated by this AGREEMENT, including, without limitation, the build out and valuation of the first PRIZE facility.


6.             Governing Law.  This Agreement shall be governed by and
               -------------
constructed in accordance with the substantive laws of the State of Nevada applicable to contracts between Nevada residents entered into and to be performed entirely within the State of Nevada. Any action or proceeding brought by either party against the other arising out of or related to this

Agreement shall be brought exclusively in a state or federal court in Clark County, Nevada.


AGREED AND ACCEPTED                              AGREED AND ACCEPTED

/s/  Brent Fouch                                 /s/  Elmer J. Schmitz - Member
-------------------------                        ------------------------------
Brent Fouch                                      Elmer J. Schmitz
-------------------------                        ------------------------------
Palomar Enterprises, Inc.                        Prize Pizza Buffet, LLC.

                      ADDENDUM TO JOINT VENTURE AGREEMENT
                      -----------------------------------




     This Addendum to the Joint Venture Agreement between PALR and PRIZE, dated August 8th, 2003, is set forth to describe the additional Consideration to be paid to Elmer J. Schmitz and designees for services rendered.

     In consideration for the items described below, PALR agrees to compensate Elmer J Schmitz and designees 12.5 million shares of PALR restricted, common stock. Compensation will be provided upon execution and delivery of the referenced Joint Venture Agreement and attached Addendum. This consideration is being given in return for, but not limited to the following services, pursuant to the Joint Venture Agreement:

     1) Personal Guarantee on the lease
     2) Holding harmless and indemnifying PALR for any claims that arise regarding PRIZE
     3) Time and energy spent to develop PRIZE
     4) Costs associated with the development of PRIZE, including travel


/s/  Elmer J. Schmitz                        /s/  Brent Fouch
-----------------------                      -------------------------
Elmer J. Schmitz                             Palomar Enterprises, Inc.
                                             C.O.O


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